SMITH BARNEY MANAGED GROWTH FUND


       Supplement dated October 3, 1995 to Prospectus
                      dated May 1, 1995



     As noted on page 10 of the prospectus, the Fund seeks to invest primarily in common stocks which are currently price depressed, undervalued or out of favor. In analyzing these securities, the Manager follows a "contrarian" style of investing which emphasizes stock selection rather than broad market or economic considerations. In particular markets, this may result in limited securities to purchase by the Fund. As of October 3, 1995 the Fund is 58.5% invested in securities meeting these standards. The manager continues to carefully and consistently invest the Fund's assets towards the goal of building a high-quality, long-term portfolio which follows a disciplined and proven contrarian investment philosophy.

     Smith Barney, the Fund's underwriter, has determined to commence a limited continuous offering of shares to the public to accommodate investors who were unable to acquire shares as part of the original offering. This offering period will commence on Tuesday October 3, 1995, and continue through Thursday October 5, 1995. Thereafter, until further notice the Fund will suspend the offering of shares to the public.



FD 01034